UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 23, 2000


                        Commission file number 001-12055



                       PARACELSUS HEALTHCARE CORPORATION
            (Exact name of registrant as specified in its charter)





                CALIFORNIA                                   95-3565943
     (State or other jurisdiction of                       (IRS Employer
      incorporation or organization)                     Identification No.)


                 515 W. Greens Road, Suite 500, Houston, Texas
                   (Address of principal executive offices)



      77067                                            (281) 774-5100
    (Zip Code)                                (Registrant's telephone number,
                                                  including area code)

















ITEM 5.  OTHER EVENTS

         On May 23, 2000, The New York Stock Exchange (the "Exchange") informed Paracelsus Healthcare Corporation (the "Company") that the Exchange decided to suspend further trading of the Company's common stock and plans to apply to the Securities and Exchange Commission to delist the issue. Among the reasons cited by the Exchange were that the trading price of the stock was abnormally low and that the Company had fallen below certain of the Exchange's continued listing criteria.

         The Company is exploring alternative public trading markets for its stock.

       On May 23, 2000, the Company issued a press release on the above related matter, a copy of which is included in Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             Exhibit        99.3 Press  Release dated May 23, 2000 issued by the
                            Company.















































                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Paracelsus Healthcare Corporation
                                                 (Registrant)


Dated: May 23, 2000                By: /S/    LAWRENCE A. HUMPHREY
                                       ----------------------------------
                                             Lawrence A. Humphrey
                                           Executive Vice President,
                                          & Chief Financial Officer